                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 31, 2001
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(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                  333-65298                56-1950039
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     (State or Other             (Commission            (I.R.S. Employer
     Jurisdiction of             File Number)          Identification No.)
     Incorporation)



Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC  28255
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               (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400

Item 5.  Other Events.

         Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant by Banc of America Securities LLC, First Union Securities, Inc. and Deutsche Banc Alex. Brown Inc. (each an "Underwriter" and, collectively, the "Underwriters"), the underwriters in respect of the Registrant's proposed offering of Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65298) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

         The Term Sheets were prepared solely by Banc of America Securities LLC, First Union Securities, Inc. and Deutsche Banc Alex. Brown Inc., and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.

         Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99    Term Sheets.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                        By:   /s/ Bruce M. Ambler, Jr.
                                              ----------------------------
                                              Name:  Bruce M. Ambler, Jr.
                                              Title: Vice President

Date:  October 31, 2001

                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.               Description                                 Page
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99                        Term Sheets